UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2013

United American Petroleum Corp.
(Exact name of registrant as specified in Charter)

Nevada (State or other jurisdiction of incorporation)	000-51465 (Commission File Number)	20-1904354 (IRS Employer Identification No.)

9600 Great Hills Trail, Suite 150W, Austin, TX	78759
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(512) 852-7888

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective on January 31, 2013 (the “Effective Date”), United American Petroleum Corp. (the “Company”), entered into a promissory note (the “Note”) with JMJ Financial, pursuant to which JMJ Financial agreed to lend the Company up to an aggregate principal amount of $360,000 (the “Principal Sum”). On February 13, 2013, JMJ Financial provided $50,000 to the Company in connection with the parties’ entry into the Note and may choose to lend the Company additional funds under the Note from time to time in its sole discretion. The Principal Sum due to JMJ Financial is prorated based on the consideration actually paid by JMJ Financial, plus a 10% original issue discount ("OID") and as such, a total of up to $400,000 (not including accrued and unpaid interest and other fees and amounts due under the Note) may be evidenced by the Note.

The Note has a maturity date of twelve (12) months from the Effective Date. If the Note is repaid within ninety (90) days of the Effective Date, the interest rate is zero percent (0%). Should the Note still be outstanding after 90 days, a one-time 12% interest rate is applied to the Note. In addition, JMJ Financial has the right, at any time 90 days after the Effective Date, at its election, to convert all or part of the outstanding and unpaid Principal Sum and accrued interest (and any other fees) due under the Note into shares of the Company’s common stock at a conversion price equal to the lesser of $0.11 per share or 60% of the lowest trading price of the Company’s common stock in the 25 days prior to any conversion (provided that if the shares converted are not deliverable via DWAC, an additional 10% discount will apply, and if the shares are ineligible for deposit with DTC another 5% discount will apply).

JMJ Financial has contractually agreed to restrict its ability to convert the Note such that the number of shares of the Company’s common stock held by JMJ Financial and its affiliates after such conversion will not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

The Company also provided JMJ Financial (a) piggy-back registration rights in connection with the shares issuable upon conversion of the Note (provided that if the Company does not register such shares in the next registration statement filing the Company makes with the Commission it is required to pay JMJ Financial a penalty of the greater of (i) 25% of the amount outstanding under the Note, and (ii) $25,000); and (b) adjustment rights in connection with the Note in the event the Company provides any other investor, or issues any other security with, more favorable terms than the Note. Upon the occurrence of an event of default under the Note, the Company is required to pay JMJ Financial the higher of (i) the amount owed under the Note divided by the applicable conversion price and multiplied by the volume weighted average price of the Company’s common stock on the date such amount is demanded in full; or (ii) 150% of the amount owed under the Note. Additionally, upon an event of default, all interest under the Note accrues at 18% per annum.

The Note provides for customary events of default such as failing to timely make payments under the Note when due.

Effective on February 19, 2013, the Company entered into a Securities Purchase Agreement with Asher Enterprises, Inc. (“Asher”), pursuant to which the Company sold Asher a convertible note in the amount of $103,500, bearing interest at the rate of 8% per annum (the “Convertible Note”). The Convertible Note provides Asher the right to convert the outstanding balance (including accrued and unpaid interest) of such Convertible Note into shares of the Company’s common stock at a conversion price equal to greater of (a) 60% of the average of the five lowest trading prices of the Company’s common stock during the ten trading days prior to such conversion date; and (b) $0.00005 per share, at any time after the expiration of 180 days from the date such Convertible Note was issued. The Convertible Note is payable, along with interest thereon on February 20, 2014. In the event any principal or interest is not timely paid, such amount accrues interest at 22% per annum until paid in full. Asher is prohibited from converting the Convertible Note into shares of the Company’s common stock to the extent that such conversion would result in Asher beneficially owning more than 4.99% of the Company’s common stock, subject to 61 days prior written notice to the Company from Asher of Asher’s intention to waive or modify such provision.

The Company can repay the Convertible Note prior to maturity (or conversion), provided that it pays 112% of such note (and accrued and unpaid interest thereon) if the note is repaid within the first 30 days after the issuance date; 117% of such note (and accrued and unpaid interest thereon) if the note is repaid during the period which is 31 and 60 days after the issuance date; 123% of such note (and accrued and unpaid interest thereon) if the note is repaid during the period which is 61 and 90 days after the issuance date; 129% of such note (and accrued and unpaid interest thereon) if the note is repaid during the period which is 91 and 120 days after the issuance date; 133% of such note (and accrued and unpaid interest thereon) if the note is repaid during the period which is 121 and 150 days after the issuance date; and 139% of such note (and accrued and unpaid interest thereon) if the note is repaid during the period which is 151 days and prior to 180 days after the issuance date. After 180 days have elapsed from the issuance date the Company has no right to prepay the Convertible Note.

Upon the occurrence of an event of default, as described in the Convertible Note, Asher can declare the entire amount of principal and interest then due on the Convertible Note immediately due and payable and require the Company to pay an amount equal to the greater of (i) 150% times the sum of principal and interest due under the Convertible Note (the “Default Sum”); and (ii) the highest number of shares of common stock issuable upon conversion of the Default Sum multiplied by the highest closing price of the Company’s common stock during the period that such Convertible Note has been in default.

The Convertible Note provides for customary events of default such as failing to timely make payments under the Convertible Note when due.

The transactions discussed above with Asher closed on February 25, 2013.

The foregoing description of the Note, Securities Purchase Agreement and Convertible Note do not purport to be complete and are qualified in their entirety by reference to the Note, Securities Purchase Agreement and Convertible Promissory Note, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Items 1.01 and 3.02 of this Current Report on Form 8-K are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

As described in Item 1.01 of this Current Report, which is incorporated herein by reference, on (a) January 31, 2013, the Company sold a Note to JMJ Financial; and (b) February 19, 2013, the Company sold a Convertible Note to Asher, each in transactions exempt from registration as provided by Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). JMJ Financial and Asher are “accredited investors,” as such term is defined in Rule 501(a) of Regulation D of the Securities Act. The sale of the Note and Convertible Note did not involve a public offering and were made without general solicitation or general advertising. JMJ and Asher acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Neither the Note nor the Convertible Note or the underlying shares of common stock issuable upon the conversion thereof have been registered under the Securities Act and none may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1*	$400,000 Promissory Note – JMJ Financial (January 31, 2013)

10.2*	Securities Purchase Agreement – Asher Enterprises, Inc. (February 19, 2013)

10.3*	$103,500 Convertible Promissory Note – Asher Enterprises, Inc. (February 19, 2013)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United American Petroleum Corp.

Date: March 7, 2013	By:	/s/ Michael Carey
Michael Carey Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1*	$400,000 Promissory Note – JMJ Financial (January 31, 2013)

10.2*	Securities Purchase Agreement – Asher Enterprises, Inc. (February 19, 2013)

10.3*	$103,500 Convertible Promissory Note – Asher Enterprises, Inc. (February 19, 2013)

* Filed herewith.